                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Performance in Perspective..................   4
     Portfolio Management Review.................   5
     Portfolio of Investments....................   7
     Statement of Assets and Liabilities.........   8
     Statement of Operations.....................   9
     Statement of Changes in Net Assets..........  10
     Financial Highlights........................  11
     Notes to Financial Statements...............  12
     Independent Accountants' Report.............  16

    TARG ANR 10/96

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

September 26, 1996

Dear Shareholder,
  As you may be aware, an agreement was reached in late June for VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., to be acquired by Morgan Stanley Group Inc. While this announcement may appear commonplace in an ever-changing financial industry, we believe it represents an exciting opportunity for shareholders of our investment products.
  With Morgan Stanley's global leadership in investment banking and asset management and Van Kampen American Capital's reputation for competitive long-term performance and superior investor services, together we will offer a broader range of investment opportunities and expertise.
  The new ownership will not affect our commitment to pursuing excellence in all aspects of our business. We expect very little change in the way your mu tual fund account is maintained and serviced.
  A proxy was mailed to you that explains the acquisition and asks for your vote of approval. We value our relationship with you and look forward to communicating more details of this transaction, which is anticipated to be com pleted in October.
  Regarding the Government Target Fund, you will find performance results for the 12-month period ended August 31, 1996, along with an interview with the portfolio management team included in this report.

ECONOMIC OVERVIEW
  The economy demonstrated an acceleration in growth during the last half of the 12-month reporting period. After a nominal 0.3 percent rise in the last quarter of 1995, real GDP (the nation's gross domestic product, adjusted for inflation) rose by 2.0 percent in this year's first quarter. And, as antici pated, the economy grew by a much stronger 4.7 percent in the second quarter, partly reflecting a rebound from the effects of labor strikes earlier in the year and extreme weather conditions across the country. Upward momentum has been assisted by consumer spending, as indicated by a 3.0 percent rise in re tail sales in the first eight months of this calendar year (a 4.3 percent rise during the Fund's fiscal year).
 In the manufacturing sector, economic reports, such as the National Association of Purchasing Managers Index, suggest a continued rebound in production from last winter's lower levels. In June, this index reached an 18-month high. Strong exports and a replenishing of inventories have helped support this momentum.
  Surprisingly healthy economic activity led to concerns that inflation may rise and the Federal Reserve Board might tighten monetary policy. Inflation remains modest, however, with consumer prices rising at about a 3 percent annual rate over the past year. Meanwhile, the

                                                           Continued on page two
closely watched "core" Consumer Price Index, which excludes volatile food and energy components, has risen year over year at rates between 2.7 and 3.0 percent per year. In general, recent reports have suggested an upward creep in labor-related costs. The Producer Price Index, which measures prices paid by wholesalers to producers, has indicated low wholesale prices in each of the past three months, from June through August.

ECONOMIC OUTLOOK
  We anticipate that reasonably strong economic growth will continue during the balance of 1996, albeit at more moderate rates than the second quarter's swift pace. While we expect rates of inflation to remain near current levels, the Fed may lean toward greater restraint in its monetary policy in the coming months. That suggests an upward bias for short-term interest rates and a continuation of the current trading range for yields on long-term bonds.
  As always, we appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1996


              VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND

TOTAL RETURNS
One-year total return based on NAV1..................................     3.07%
One-year total return2...............................................    (0.01%)
Five-year average annual total return2...............................     5.21%
Life-of-Fund average annual total return2............................     6.24%
Commencement Date.................................................... 09/11/90

/1/Assumes reinvestment of all distributions for the period.

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge of 3.00% when the Fund was offered for sale.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market con-ditions

  . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Lehman Brothers Short U.S. Government Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its perfor-mance does not reflect any sales charges or other costs which would be appli-cable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Government Target Fund vs. Lehman Brothers Short U.S. Government Index (September 1990 through August 1996)

                       [PERFORMANCE CHART APPEARS HERE]

Fund's Total Return
1 Year Avg. Annual    = -0.01%
5 Year Avg. Annual    =  5.21%
Inception Avg. Annual =  6.24%


                      VKAC Government        Lehman Brothers Short
                        Target Fund          U.S. Government Index
                      ---------------        ---------------------
Sept 1990                 $ 9,701                   $10,000
Dec 1990                  $ 9,977                   $10,373
Dec 1991                  $11,616                   $11,717
Dec 1992                  $12,606                   $12,501
Dec 1993                  $13,449                   $13,361
Dec 1994                  $13,049                   $13,258
Dec 1995                  $14,232                   $14,835
Aug 1996                  $14,351                   $15,041

The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions for the period ended August 31, 1996, and includes payment of the maximum sales charge of 3%.

While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW


              VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND

We recently spoke with the management team of the Van Kampen American Capital Government Target Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes John R. Reynoldson, portfolio manager, and Robert C. Peck, Jr., executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended August 31, 1996.

THE FOLLOWING KEY TERMS ARE LISTED IN THE ORDER IN WHICH YOU WILL FIND THEM IN THIS REPORT.

FEDERAL FUNDS RATE: The rate that banks charge each other for overnight loans. The Federal Reserve Board uses this rate to affect the direction of interest rates.

DURATION: A measure of a bond's sensitivity to changes in interest rates, which is expressed in years. To understand the importance of duration, con-sider that it has a direct impact on a fund's net asset value. The longer the duration, the greater the effect of changes in interest rate movements on net asset value.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages which allow investors to receive payments of interest and principal passed through from the underlying collateral. These securities are generally issued by U.S. government agencies, such as Federal Home Loan Mortgage Corporation (FHLMC, "FreddieMac"), Federal National Mortgage Association (FNMA, "FannieMae"), and Government National Mortgage Association (GNMA, "GinnieMae").

     WHAT MARKET EVENTS INFLUENCED THE FUND OVER THE 12-MONTH PERIOD ENDED
 Q   AUGUST 31, 1996?

 A In the fixed-income market, one of the key concerns is the trend in in-terest rates. During the reporting period, the Federal Reserve Board was persistent in its efforts to sustain a growing economy while heading off in-flation. For example, the Fed cut the federal funds rate (its key lending rate) twice between September 1995 and January 1996, for a total of one-half percent. This provided a favorable environment for fixed-income securities, as reflected by benchmark 10-year Treasury notes, which appreciated in value by over 4 percent from August 1995 through February 1996.

  In February, however, the market experienced a sharp reversal. Key indica-tors suggested the economy was gaining strength. Investors have come to asso-ciate strong economic growth with inflation and concern that the Federal Reserve may raise interest rates in order to keep the economy's growth rate in check. In response, bond yields rose and prices declined.
  As of August 31, 1996, the Fund had a duration and remaining life of approx-imately 15 months. The Fund maintains a strict policy against extending its duration beyond its maturity. Because the remaining period to maturity is pro-gressively shortening, the duration has been reduced accordingly. As a result, the Fund has become increasingly less sensitive to interest rate changes. This has allowed the Fund to weather sharp increases in interest rates like those seen since February 1996.

                           [PIE CHART APPEARS HERE]

                        Portfolio Composition by Sector

                               as of August 31, 1996    as of February 29, 1996
                               ---------------------    -----------------------
Federal National Mortgage
  Association Securities              48.8%                      52.8%
U.S. Treasury Notes                     -                        31.9%
Short-Term Investments                51.2%                      15.3%


 Q WHAT IS YOUR INVESTMENT STRATEGY AND HOW HAS IT AFFECTED THE FUND'S PERFORMANCE?

 A We continually strive to add incremental return to the portfolio's value while reducing the Fund's duration, in line with its approaching maturity date. We have taken a relatively conservative approach by limiting our invest-ments to short-term U.S. Treasury obligations, mortgage-backed securities and short-term investments of high quality.

  For the 12-month period, the Fund generated a total return of 3.07 per-cent/1/, based on net asset value (NAV). The Fund's average annual total re-turn from inception (September 11, 1990) through August 31, 1996 was 6.78 percent/2/, based on NAV. Please refer to the chart on page three for addi-tional Fund performance results.

 Q   HOW DID THE FUND PERFORM RELATIVE TO A COMPARATIVE INDEX?

 A The Lehman Brothers Short U.S. Government Index achieved a total return of 4.88 percent for the 12-month period ended August 31, 1996. This is a broad-based index that measures the performance of all U.S. government agency and Treasury securities with maturities of one to five years. Keep in mind that this index, which is unmanaged, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

 Q   WHAT IS YOUR OUTLOOK FOR THE BOND MARKET IN THE MONTHS AHEAD?

 A Looking ahead, we believe that economic growth will moderate. There is no doubt that the news of Alan Greenspan's confirmation for a third term as
Federal Reserve Chairman was favorably received by the marketplace. This sig-nals a likely continuation of a conservative, anti-inflationary monetary pol-icy which should create a favorable environment for the bond market. Nonetheless, we will continue to monitor key economic indicators for any change that could significantly impact the Fund's portfolio, while maintaining a duration that does not exceed the time remaining until the Fund's liquida-tion.


/s/ Robert C. Peck, Jr.             /s/ John R. Reynoldson
------------------------            ----------------------
Robert C. Peck, Jr.
Executive Vice President            John R. Reynoldson
Fixed Income Investments            Portfolio Manager

                                             Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                   Coupon        Maturity       Market Value
-------------------------------------------------------------------------------
        UNITED STATES GOVERNMENT AGENCY OBLIGATIONS 49.0%
 $7,668 Federal National Mortgage
        Association 15 Year DWARF
        Pools (Cost $7,510,181)
        (a)........................    8.000% 05/01/07 to 12/01/10 $ 7,785,743
                                                                   -----------
 SHORT-TERM INVESTMENTS AT AMORTIZED
 COST 51.4%
        REPURCHASE AGREEMENT 16.9%
  2,685 Donaldson, Lufkin & Jenrette (Collateralized by U.S.
        Government Obligations in a pooled cash account, dated
        08/30/96, to be sold on 09/03/96 at $2,686,560).........     2,685,000
                                                                   -----------
        U.S. GOVERNMENT AGENCY OBLIGATIONS 34.5%
  1,500 Federal Home Loan Bank Discount Note (Yielding 5.273%,
        09/19/96 maturity)......................................     1,495,916
  2,000 Federal Home Loan Bank Discount Note (Yielding 5.324%,
        09/23/96 maturity)......................................     1,993,253
  2,000 Federal Home Loan Mortgage Corp Discount Note (Yielding
        5.329%, 09/23/96 maturity)..............................     1,993,253
                                                                   -----------
                                                                     5,482,422
                                                                   -----------
 TOTAL SHORT-TERM INVESTMENTS AT AMORTIZED COST                      8,167,422
 LIABILITIES IN EXCESS OF OTHER ASSETS (0.4%)                          (59,398)
                                                                   -----------
 NET ASSETS 100.0%                                                 $15,893,767
                                                                   -----------

(a) At August 31, 1996, cost for federal income tax purposes is $7,510,181; the aggregate gross unrealized appreciation is $275,562, and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $275,562.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $7,510,181) (Note 1)..........  $ 7,785,743
Short-Term Investments (Note 1)..................................    5,482,422
Repurchase Agreement (Note 1)....................................    2,685,000
Cash.............................................................        4,187
Interest Receivable..............................................       51,122
Other............................................................       19,511
                                                                   -----------
 Total Assets....................................................  $16,027,985
                                                                   -----------
LIABILITIES:
Payables:
 Fund Shares Repurchased.........................................       66,438
 Distributor and Affiliates (Notes 2 and 6)......................       11,480
 Investment Advisory Fee (Note 2)................................        6,002
Accrued Expenses.................................................       40,942
Deferred Compensation and Retirement Plans (Note 2)..............        9,356
                                                                   -----------
 Total Liabilities...............................................      134,218
                                                                   -----------
NET ASSETS.......................................................  $15,893,767
                                                                   -----------
NET ASSETS CONSIST OF:
Capital (Note 3).................................................  $16,949,501
Accumulated Undistributed Net Investment Income..................      687,239
Net Unrealized Appreciation on Securities........................      275,562
Accumulated Net Realized Loss on Securities......................   (2,018,535)
                                                                   -----------
NET ASSETS (Equivalent to $14.43 per share based upon 1,101,770 shares of beneficial interest outstanding)......................  $15,893,767
                                                                   -----------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest............................................................  $1,125,425
                                                                      ----------
EXPENSES:
Investment Advisory Fee (Note 2)....................................      84,429
Accounting (Note 2).................................................      54,874
Distribution (12b-1) and Service Fees (Note 6)......................      42,215
Audit...............................................................      34,758
Printing............................................................      16,227
Trustees Fees and Expenses (Note 2).................................      14,851
Shareholder Services (Note 2).......................................      14,186
Legal (Note 2)......................................................       7,569
Amortization of Organizational Expenses (Note 1)....................         119
Other ..............................................................      16,494
                                                                      ----------
 Total Expenses.....................................................     285,722
 Less Fees Waived (Note 2)..........................................       8,443
                                                                      ----------
 Net Expenses.......................................................     277,279
                                                                      ----------
NET INVESTMENT INCOME...............................................  $  848,146
                                                                      ----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Loss on Investments....................................  $ (168,441)
                                                                      ----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period............................................     461,979
 End of the Period:
 Investments........................................................     275,562
                                                                      ----------
Net Unrealized Depreciation on Securities During the Period.........    (186,417)
                                                                      ----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES......................  $ (354,858)
                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $  493,288
                                                                      ----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                   Year Ended       Year Ended
                                              August 31, 1996  August 31, 1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................     $   848,146      $   804,785
Net Realized Loss on Securities..............        (168,441)        (256,496)
Net Unrealized Appreciation/Depreciation on
 Securities During the Period................        (186,417)         375,726
                                                  -----------      -----------
Change in Net Assets from Operations.........         493,288          924,015
Distributions from Net Investment Income.....        (887,820)        (695,962)
                                                  -----------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...................................        (394,532)         228,053
                                                  -----------      -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Net Asset Value of Shares Issued Through
Dividend Reinvestment........................         873,599          686,289
Cost of Shares Repurchased...................      (1,694,706)      (1,794,948)
                                                  -----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.................................        (821,107)      (1,108,659)
                                                  -----------      -----------
TOTAL DECREASE IN NET ASSETS.................      (1,215,639)        (880,606)
NET ASSETS:
Beginning of the Period......................      17,109,406       17,990,012
                                                  -----------      -----------
End of the Period (Including undistributed
 net investment income of $687,239 and
 $685,988, respectively).....................     $15,893,767      $17,109,406
                                                  -----------      -----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                Year Ended August 31,
                                        ---------------------------------------
                                           1996    1995   1994  1993(a) 1992(a)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period (b).............................  $14.78  $14.59 $15.75   $17.89  $17.06
                                        -------  ------ ------   ------  ------
Net Investment Income..................    .765     .70    .80      .90     .81
Net Realized and Unrealized Gain/Loss
 on Securities.........................   (.379)   .045  (1.03)    .155    1.80
                                        -------  ------ ------   ------  ------
Total from Investment Operations.......    .386    .745   (.23)   1.055    2.61
                                        -------  ------ ------   ------  ------
Less:
 Distributions from Net Investment
  Income...............................    .740    .555    .70    1.065     .96
 Distributions from and in Excess of
  Net Realized Gain on Securities......     --      --     .23     2.13     .82
                                        -------  ------ ------   ------  ------
Total Distributions....................    .740    .555    .93    3.195    1.78
                                        -------  ------ ------   ------  ------
Net Asset Value, End of the Period..... $14.426  $14.78 $14.59   $15.75  $17.89
                                        -------  ------ ------   ------  ------
Total Return* (c)......................   3.07%   5.40% (1.64%)   6.87%  16.48%
Net Assets at End of the Period (In
millions)..............................   $15.9   $17.1  $18.0    $23.0   $15.0
Ratio of Expenses to Average Net
Assets*................................   1.64%   1.56%  1.58%    1.62%   1.72%
Ratio of Net Investment Income to
 Average Net Assets*...................   5.02%   4.63%  4.91%    5.62%   4.82%
Portfolio Turnover.....................     52%     51%    82%     283%    321%

*If certain expenses had not been waived by VKAC, total return would have been lower and the ratios would have been as follows (Note 2):

Ratio of Expenses to Average Net
Assets.................................   1.69%   1.61%  1.63%    1.63%     N/A
Ratio of Net Investment Income to
 Average Net Assets....................   4.97%   4.58%  4.86%    5.60%     N/A

(a) Based on average month-end shares outstanding.
(b) Computations with regard to per share information have been adjusted to reflect reverse share splits. (Note 4)
(c) Total return is based upon net asset value which does not include payment of the maximum sales charge.
N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1996

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Government Target Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified open-end man-agement investment company under the Investment Company Act of 1940, as amend-ed. The Fund's investment objective is to provide the highest rate of return consistent with safety and liquidity by investing at least 80% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on September 11, 1990 and plans to liquidate on December 16, 1997, and distribute the proceeds pro rata to shareholders.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accor-dance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed de-livery" basis, with settlement to occur at a later date. The value of the se-curity so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1996, there were no when issued or delayed delivery purchase commitments.
  The Fund may invest in repurchase agreements which are short-term invest-ments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are

                                August 31, 1996

-------------------------------------------------------------------------------
collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to main-tain the value of the underlying security at not less than the repurchase pro-ceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis. Premiums on debt securities are not amortized. Original issue discount is amortized over the life of each applicable security. Market discounts are recognized at the time of sale as realized gain for book purposes and ordinary income for tax purposes.

D. ORGANIZATIONAL EXPENSES-The Fund reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $33,000. These costs were amortized on a straight line basis over the 60 month period ended October 10, 1995.

E. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At August 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $1,809,169 which will expire between 2002 and 2004, which is subsequent to the Fund's planned liquidation date. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax pur-poses until the first day of the following fiscal year.

F. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends annu-ally from net investment income and, if any, net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distrib-utable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent book and

                                August 31, 1996

-------------------------------------------------------------------------------
tax basis differences related to the recognition of realized gains and losses totaling $40,925 was reclassified from accumulated realized gain on securities to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly based on the average daily net assets of the Fund at the annual rate of .50%. The Adviser has voluntarily agreed to waive all management fees in excess of .45% of the Fund's average daily net assets.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended August 31, 1996, the Fund recognized expenses of approxi-mately $55,000 representing VKAC's cost of providing accounting services to the Fund.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended Au-gust 31, 1996, the Fund recognized expenses of approximately $14,200, repre-senting ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Additionally, for the year ended August 31, 1996, the Fund paid VKAC approx-imately $1,200 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.01 per share. At August 31, 1996, the Fund was not accepting subscriptions from new investors.

                                August 31, 1996

-------------------------------------------------------------------------------

  At August 31, 1996 and 1995, capital aggregated $16,949,501 and $17,770,608, respectively. For the period indicated, transactions were as follows:

                                         Year Ended       Year Ended
                                    August 31, 1996  August 31, 1995
---------------------------------------------------------------------
Beginning Shares                          1,221,264        1,355,108
                                          ---------        ---------
Dividend Reinvestment                        64,542           54,554
Reverse Share Splits (Note 4)               (65,536)         (55,292)
Repurchases                                (118,500)        (133,106)
                                          ---------        ---------
Net Decrease in Shares Outstanding         (119,494)        (133,844)
                                          ---------        ---------
Ending Shares                             1,101,770        1,221,264
                                          ---------        ---------

4. REVERSE SHARE SPLITS

The Fund, at the discretion of the Board of Trustees, intends to declare a re-verse share split immediately after the payment of each annual dividend and any other distribution. The purpose is to maintain in the account of each shareholder who reinvests dividends and distributions the same number of shares as immediately preceding the dividend or distribution. The effect of this reverse share split is intended to exactly offset the shares issued for reinvestment. Although the dividends and distributions are taxable to share-holders, a reverse share split will not result in a gain or loss for federal income tax purposes. On December 15, 1995, the shares of the Fund were split
 .9481 of a share for each 1 share outstanding.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $5,529,648 and $7,304,139, re-spectively.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (col-lectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder ac-counts.
  Annual fees under the Plans of up to .25% of average daily net assets of the Fund are accrued daily. Included in these fees for the year ended August 31, 1996, are payments to VKAC of approximately $11,200.

                        INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Trustees of Van Kampen American Capital Government Target Fund

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Gov-ernment Target Fund (the "Fund") at August 31, 1996, the results of its opera-tions, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting prin-ciples. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
October 10, 1996

              VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

ROGER HILSMAN

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

DONALD C. MILLER - Co-Chairman

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO - Co-Chairman

WAYNE W. WHALEN*

WILLIAM S. WOODSIDE

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

WILLIAM N. BROWN*
PETER W. HEGEL*
ROBERT C. PECK, JR.*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
 Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002
                                    *"Interested" persons of the
                                    Fund, as defined in the
                                    Investment Company Act of
                                    1940.

                                    (C)Van Kampen American Capital
                                    Distributors, Inc., 1996
                                    All rights reserved.

                                    SM denotes a service mark of
                                    Van Kampen American Capital
                                    Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.